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                                                                    EXHIBIT 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-55938) of Maxus Energy Corporation of our report dated February 28, 1995 appearing on page F-26 of this Annual Report on Form 10-K.


/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP

Dallas, Texas
March 20, 1997